UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 8, 2010

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2010, Boston Private Financial Holdings, Inc. (the “Company”) announced that Walter M. Pressey will retire as Vice Chairman and a member of the Board of Directors and as an employee of the Company, effective October 15, 2010. Under the terms of a retirement agreement between Mr. Pressey and the Company (the “Pressey Retirement Agreement”), Mr. Pressey will receive $575,000, payable in a single lump sum, as well as a $100,000 retention/transition bonus. Mr. Pressey will also be entitled to receive a pro-rated portion of his annual incentive bonus for the period from June 17, 2010 through October 15, 2010, payable at the time 2010 bonuses are paid in 2011 under the Company’s executive annual bonus plan.

In addition, the 44,006 shares of outstanding, unvested time-vesting restricted stock held by Mr. Pressey will become fully vested as of October 16, 2010. The outstanding performance share awards held by Mr. Pressey will remain eligible to vest pro rata with respect to the number of days Mr. Pressey was employed during the applicable performance measurement period. The outstanding vested options held by Mr. Pressey will remain exercisable in accordance with the terms thereof. Mr. Pressey will also receive certain health and outplacement benefits. The Pressey Retirement Agreement permits Mr. Pressey to revoke the agreement for a period of seven days, which will lapse on October 15, 2010. A copy of the Pressey Retirement Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The Company also announced on October 8, 2010 that Joseph H. Cromarty will step down as Executive Vice President and Chief Executive Officer of the Company’s Wealth Advisory Group and the Investment Management Group, effective October 15, 2010. Under the terms of a transition agreement between Mr. Cromarty and the Company (the “Cromarty Transition Agreement”), Mr. Cromarty will be entitled to receive continuation of his current annual base salary of $400,000 through October 15, 2011, as well as a $83,000 retention/transition bonus. Mr. Cromarty will also be entitled to receive a pro-rated portion of his annual incentive bonus for the period from June 17, 2010 through October 15, 2010, payable at the time 2010 bonuses are paid in 2011 under the Company’s executive annual bonus plan.

In addition, 12,526 shares of outstanding, unvested time-lapse restricted stock held by Mr. Cromarty became fully vested as of October 15, 2010. The outstanding performance share awards held by Mr. Cromarty will remain eligible to vest pro rata with respect to the number of days Mr. Cromarty was employed during the applicable performance measurement period. The outstanding vested options held by Mr. Cromarty will remain exercisable in accordance with the terms thereof. Mr. Cromarty will also receive certain health benefits. The Cromarty Transition Agreement permits Mr. Cromarty to revoke the agreement for a period of seven days, which will lapse on October 15, 2010. A copy of the Cromarty Transition Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Agreement, dated October 8, 2010, by and between the Company and Walter M. Pressey

10.2	Agreement, dated October 8, 2010, by and between the Company and Joseph H. Cromarty

99.1	Press Release, dated October 8, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/s/ David J. Kaye
Name:	David J. Kaye
Title:	Chief Financial Officer

Date: October 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement, dated October 8, 2010, by and between the Company and Walter M. Pressey

10.2	Agreement, dated October 8, 2010, by and between the Company and Joseph H. Cromarty

99.1	Press Release, dated October 8, 2010